ANNUAL REPORT  MAY 31, 2000

Prudential
Global Genesis Fund, Inc.

FUND TYPE Global Stock
OBJECTIVE Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Global Genesis Fund seeks to achieve long-term growth of capital by investing primarily in common stocks and other equity securities of smaller foreign and U.S. companies. The Fund is subject to all the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity.
There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
   Expressed as a percentage of
net assets as of 5/31/00
      52.8%  United States
      21.4   Continental Europe
      11.7   Japan
       8.9   United Kingdom
       2.9   Asia/Pacific Basin (ex-Japan)
       0.9   Latin America
       1.4   Cash & Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 5/31/00
   1.4%   AmeriSource Health Corp.
      Drugs and Medical Supplies
   1.1   Imax Corp.
      Electronic Components
   1.1   Tech Data Corp.
      Distribution/Wholesalers
   1.1   Clearnet Communications
      Cellular Communications
   1.0   Whole Foods Market, Inc.
      Foods
   1.0   BrightPoint, Inc.
      Distribution/Wholesalers
   1.0   American Management Sys., Inc.
      Data Processing/Management
   1.0   Applica, Inc.
      Home Furnishings
   0.9   Remec, Inc.
      Aerospace/Defense
   0.9   Acxiom Corp.
      Data Processing/Management
www.prudential.com   (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                     As of 5/31/00
                   One      Five       Ten       Since
                   Year     Years     Years    Inception2
Class A            25.95%   58.63%   138.92%     142.95%
Class B            25.08    52.79    121.25      201.77
Class C            25.08    52.79      N/A        48.36
Class Z            26.21     N/A       N/A        44.17
Lipper Global
Small-Cap
Fund Avg.3         34.42   106.05    195.15        ***


Average Annual Total Returns1               As of 6/30/00
          One      Five     Ten      Since
          Year     Years   Years   Inception2
Class A   19.09%   9.13%   8.91%     8.97%
Class B   19.68    9.31    8.65      9.84
Class C   22.43    9.23    N/A       7.81
Class Z   25.73    N/A     N/A      11.91

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 1/29/88;
Class C, 8/1/94; and Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Small-Cap Fund category. The Lipper average is unmanaged. Funds in the Global Small-Cap category invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and that limit their investments to companies with market capitalizations less than U.S.$1 billion at the time of purchase.

***Lipper Since Inception returns are 185.48% for Class
A, 238.71% for Class B, 114.34% for
Class C, and 57.03% for Class Z, based on all funds in each share class.

(LOGO)                                July 17, 2000

Dear Shareholder,
During the one-year reporting period ended May 31, 2000, the Prudential Global Genesis Fund's Class A shares posted a strong 25.95% return-19.65% to those paying the one-time Class A share sales charge.
This compares very favorably to the 15.84% return for the Salomon EMI Index of global small company stocks. The
Lipper Global Small-Cap Fund Average posted even stronger results, rising 34.42% during the reporting period. We suspect that other mutual funds in this category had a much higher concentration of their assets in technology stocks. In contrast, the Fund continued to hold a more broadly diversified portfolio-one that sought to temper risks and take advantage of the vast opportunities in the marketplace.

Fund to merge
In May, the Fund's Board of Directors approved its merger into the Prudential Global Growth Fund, which is expected to take place in late September 2000 (subject to shareholder approval). The Prudential Global Growth Fund invests primarily in medium- and larger-cap growth stocks. We believe the merger should enable shareholders to participate in an even greater number of investment opportunities, and to benefit from lower fund expense ratios. Shareholders will receive additional information after the merger has occurred.

As always, we appreciate your confidence, and look forward to serving your investment needs in the future.

Yours sincerely,

John R. Strangfeld, President
Prudential Global Genesis Fund, Inc.

Prudential Global Genesis Fund, Inc.

Annual Report   May 31, 2000

Investment Adviser's Report

Positive structural changes
Throughout much of the reporting period, investors were drawn to the positive trends occurring in the global small-cap marketplace. For example, with the vast acceptance of the Internet, smaller and relatively newer companies can now effectively sell their products and services directly to end users. As a result, these firms do not have to incur the time and expense of developing an extensive distribution channel. This has helped many small-cap companies to become profitable in time frames that were once thought impossible.

The ongoing economic rebound in the emerging markets was also a boost to small-cap stocks. This dramatic turnaround has increased the demand for products and services provided by smaller companies. In addition, it has made many investors more comfortable with taking on the added risks associated with smaller-cap issues.

A wide array of opportunities
Small-cap stocks in a variety of sectors rose during the reporting period, and the Fund's performance was aided by strong stock selection. Overall, the technology sector provided compelling returns, especially during the first
10 months of the period. Overseas, European Internet stocks were particularly strong. The Fund's energy stocks also rose substantially, as our holdings in both oil exploration and oil service stocks enhanced returns.
In addition, several of our distribution-related issues and diversified consumer stocks yielded good results, and the Fund's financial and insurance stocks were a boon to performance, due in part to consolidation occurring in these industries.

Prudential Global Genesis Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 5/31/00
1.4%   AmeriSource Health Corp./Drugs and Medical Supplies
The fourth largest wholesale distributor of drugs and healthcare services in the United States. Concerns over competition from the Internet and the potential for a decline in drug prices caused this stock to fall sharply. We purchased shares on this weakness, as AmeriSource's business fundamentals remained strong. Since that time, its share price has appreciated sharply.

1.1%   Imax Corp./Electronic Components
Imax holds a worldwide monopoly with its large-screen cinema system. The firm's stock price fell due to delays in shipments of new orders. However, no orders were actually canceled, and its share price has begun to rebound from its depressed level.

1.1%   Tech Data Corp./Distribution Wholesalers
A distributor of computers and peripherals to value-added retailers. The stock became oversold due to the sell-off in the technology sector. We took this opportunity to purchase shares, and its share price has subsequently risen sharply higher.

1.1%   Clearnet Communications/Cellular Communications
This long-term Fund holding has been a major contributor in our wireless communications theme. The firm operates two wireless networks throughout Canada, and has been rewarded for its rapid growth rates and quality management team.

1.0%   Whole Foods Market, Inc./Foods
Whole Foods remains the largest natural foods supermarket chain in the United States. The stock fell when it didn't meet earnings expectations in January. However, it has since spun off some underperforming assets and is again concentrating on its core business.

Holdings are subject to change.

www.prudential.com               (800) 225-1852

Annual Report   May 31, 2000

Wireless communications lead the way
Certainly, one of the most important contributors to Fund performance was its wireless communications stocks-both in the United States and abroad. It's almost impossible to overstate the vast changes occurring as a result of the new communications revolution. The penetration of wireless phone usage continues to surge, and tremendous opportunities in countries such as China remain untapped.
We also believe that features such as wireless Internet access and instant messaging will lead this industry for years to come.

Basic materials disappoint
Unfortunately, the Fund's overweight position in basic materials stocks did not meet our expectations. We believed that global economic growth would lead to increased demand for materials to supply consumer and business needs. In addition, many stocks in this sector were relatively inexpensive, especially compared to technology issues. However, while demand for basic materials did indeed rise, this did not propel their stock prices upward, as pricing pressures in the marketplace did not lead to higher profitability. As a result, consumers continued to be drawn to the upward momentum in stocks in other sectors. With the prospect of slower economic growth, we have dramatically reduced the Fund's exposure to basic materials stocks.

Anticipating the shifting market
Active management of the Fund's portfolio helped us to navigate the rough seas that we encountered toward the end of the reporting period. In December 1999, our concern over rich valuation levels in the technology sector, surging oil prices, and the prospect of rising interest rates led us to take a more defensive stance.
Overseas, we took profits from our European Internet stocks, and shifted out of smaller Asian countries such as the Philippines and Indonesia. These proceeds were placed in more developed, less risky countries, and in sectors with more predictable earnings streams.

Prudential Global Genesis Fund, Inc.

Annual Report   May 31, 2000

We also moved from an overweight position in the technology sector to a modest underweight in the United
States and abroad. This repositioning hurt the Fund relative to its benchmark in January and February, as technology and riskier issues continued to outperform.
However, when the market abruptly reversed course in March, the Fund was rewarded for its more conservative stance.

Looking ahead
In recent weeks, the market has rebounded somewhat from its steep decline, especially in the technology sector.
This has been precipitated by signs that the Federal
Reserve Board's interest rate hikes may finally be slowing economic growth to a more modest pace. Higher unemployment rates and stabilizing consumer prices have led many investors to believe that the Fed's tightening monetary policy may be over sooner rather than later.
This scenario would likely aid the financial markets in the United States and abroad.

However, we believe it will take some time for the economic picture to become clearer. While a recession is not likely, it cannot be entirely ruled out, and even a "soft landing," where the economy slows but not too far, could damage corporate profits. It is our belief that the markets will remain unsettled until it is evident that the economy is on track, and that corporate profits are strong enough to validate valuation levels. When this occurs, we anticipate that the markets will respond favorably, and that the long-term outlook for equities will be positive.

Prudential Global Genesis Fund Management Team

Prudential Global Genesis Fund, Inc.

Annual Report   May 31, 2000

Financial

   Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000

Shares         Description                                            Value [ZW]
(Note 1)
                                                                      [ZW]
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.0%
Common Stocks  92.4%
-------------------------------------------------------------------------------------
Australia  0.4%
      27,100   Broken Hill Proprietary Co., Ltd.                      $      [ZW]
276,269
-------------------------------------------------------------------------------------
Austria  0.3%
      11,246   Adcon Telemetry AG                                            [ZW]
205,108
-------------------------------------------------------------------------------------
Finland  0.5%
      30,198   JOT Automation Group Oyj                                      [ZW]
177,373
      28,354   Metsa-Serla Oyj, Class B                                      [ZW]
221,438
                                                                      [ZW]
--------------
                                                                             [ZW]
398,811
-------------------------------------------------------------------------------------
France  4.0%
       7,276   ActivCard S.A.(a)                                             [ZW]
136,425
       1,534   Aubay Technology S.A.(a)                                      [ZW]
220,521
       6,248   Bouygues Offshore S.A.                                        [ZW]
303,875
       1,947   Castorama Dubois                                              [ZW]
493,499
       2,851   Club Mediterranee S.A.                                        [ZW]
359,983
       8,230   Credit Lyonnais S.A.                                          [ZW]
354,394
       5,487   ILOG S.A.(a)                                                  [ZW]
177,054
       5,271   Ingenico S.A.                                                 [ZW]
502,856
       6,827   Societe Generale D'Enterprises S.A.(a)                        [ZW]
301,322
       7,420   Vallourec S.A.                                                [ZW]
270,657
      17,840   XRT-CERG                                                      [ZW]
131,651
                                                                      [ZW]
--------------
                                                                           [ZW]
3,252,237
-------------------------------------------------------------------------------------
Germany  2.9%
       4,275   BKN International AG                                          [ZW]
240,704
         115   ce Consumer Electronic AG                                      [ZW]
15,058
       3,922   Entrium Direct Bankers AG                                     [ZW]
188,915
       2,452   Epcos AG(a)                                                   [ZW]
300,085
         608   Intershop Communications AG(a)                                [ZW]
246,231
       4,906   Kamps AG                                                      [ZW]
130,775
      15,496   NSE Software AG(a)                                            [ZW]
260,881
       1,361   Parsytec AG(a)                                                [ZW]
267,318

    8                                      See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
------------------------------------------------------------------------------------------
                                                                      [ZW]
       7,933   Suss Micro Technology AG                               $      [ZW]
288,628
       2,138   Telegate AG(a)                                                [ZW]
247,959
       3,737   Tomorrow Internet AG(a)                                       [ZW]
150,294
                                                                      [ZW]
--------------
                                                                           [ZW]
2,336,848
-------------------------------------------------------------------------------------
Hong Kong  0.8%
     763,000   Lung Kee Holdings Ltd.                                        [ZW]
140,997
     203,000   QPL International Holdings Ltd.(a)                            [ZW]
286,558
      89,500   Wing Hang Bank, Ltd.                                          [ZW]
177,449
                                                                      [ZW]
--------------
                                                                             [ZW]
605,004
-------------------------------------------------------------------------------------
India  0.2%
       1,180   Infosys Technologies, Ltd.                                    [ZW]
185,041
-------------------------------------------------------------------------------------
Ireland  0.1%
      15,420   Horizon Technology Group PLC(a)                               [ZW]
112,494
-------------------------------------------------------------------------------------
Israel  0.6%
       3,090   Card-Guard Scientific Survival Ltd.(a)                        [ZW]
134,076
      18,872   GEO Interact Media Group PLC(a)                               [ZW]
169,610
       6,000   Orckit Communications, Ltd(a)                                 [ZW]
150,094
                                                                      [ZW]
--------------
                                                                             [ZW]
453,780
-------------------------------------------------------------------------------------
Italy  1.1%
      41,460   Banca Popolare di Milano Scrl, SpA                            [ZW]
270,667
      21,167   Brembo, SpA(a)                                                [ZW]
225,691
      27,522   Bulgari, SpA                                                  [ZW]
344,934
                                                                      [ZW]
--------------
                                                                             [ZW]
841,292
-------------------------------------------------------------------------------------
Japan  11.7%
       2,300   Alpha Systems, Inc.                                           [ZW]
296,575
       4,100   Aucnet, Inc.                                                  [ZW]
193,455
       4,200   Avex, Inc.                                                    [ZW]
388,171
      35,000   Bank of Saga, Ltd.                                            [ZW]
119,397
         850   Bellsystem, Inc.                                              [ZW]
483,801
       1,600   C Two Network Co., Ltd.                                       [ZW]
282,401

    See Notes to Financial Statements                                      9

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
------------------------------------------------------------------------------------------
                                                                      [ZW]
      25,000   C Uyemura & Co., Ltd.                                  $      [ZW]
452,144
      21,000   Daifuku Co., Ltd.                                             [ZW]
183,379
      11,000   Daikin Industries Ltd.                                        [ZW]
218,725
      11,400   Daiseki Co., Ltd.                                             [ZW]
216,111
       1,000   Drake Beam Morin-Japan, Inc.                                  [ZW]
139,050
       3,840   Fancl Corp.                                                   [ZW]
352,408
       2,100   Fuji S Ware ABC                                               [ZW]
102,786
          10   Future System Consulting Corp.                                [ZW]
217,845
       5,000   Global Dining, Inc.                                           [ZW]
345,307
       3,700   GoldCrest Co., Ltd.                                           [ZW]
411,587
      25,000   Hokuetsu Paper Mills, Ltd.                                    [ZW]
194,438
      20,000   Ibiden Co., Ltd.                                              [ZW]
385,632
       4,200   Itoen Ltd.                                                    [ZW]
284,607
      18,600   Mimasu Semiconductor Industry Co., Ltd.                       [ZW]
317,256
          18   Ministop Co., [ZW]
Ltd.                                                395
       2,950   Misumi Corp.                                                  [ZW]
264,167
       3,000   Nichii Gakkan Co.                                             [ZW]
179,930
         900   Otsuka Kagu Ltd.                                              [ZW]
205,238
       4,500   Paramount Bed Co., Ltd.                                       [ZW]
328,714
       7,000   Plenus Co., Ltd.                                              [ZW]
320,556
      14,000   Pulstec Industrial Co., Ltd.                                  [ZW]
246,711
       5,000   Rock Field Co., Ltd.                                          [ZW]
245,655
       3,000   Ryohin Keikaku Co., Ltd.                                      [ZW]
436,338
       9,710   Sato Corp.                                                    [ZW]
265,534
      30,000   Sumitomo Bakelite Co., Ltd.                                   [ZW]
336,501
      10,000   Trancom Co., Ltd.                                              [ZW]
50,058
       4,000   Trend Micro, Inc.                                             [ZW]
545,075
      14,300   United Arrows Ltd.                                            [ZW]
498,429
                                                                      [ZW]
--------------
                                                                           [ZW]
9,508,376
-------------------------------------------------------------------------------------
Korea  0.3%
       2,800   LG Home Shopping, Inc.                                        [ZW]
237,486
-------------------------------------------------------------------------------------
Mexico  1.1%
      10,300   Cemex, S.A.(a)                                                [ZW]
218,231
      80,000   Grupo Mexico, S.A.(a)                                         [ZW]
272,684

    10                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
------------------------------------------------------------------------------------------
                                                                      [ZW]
       2,900   Tubos de Acero de Mexico, S.A. (ADR)                   $       [ZW]
39,150
      25,000   Tubos de Acero de Mexico, S.A.(a)                             [ZW]
331,387
                                                                      [ZW]
--------------
                                                                             [ZW]
861,452
-------------------------------------------------------------------------------------
Netherlands  0.5%
       3,798   ASM Lithography Holdings N.V.(a)                              [ZW]
140,173
      10,149   Fox Kids Europe N.V.(a)                                       [ZW]
135,266
       7,258   Ifco Systems N.V.                                             [ZW]
162,922
                                                                      [ZW]
--------------
                                                                             [ZW]
438,361
-------------------------------------------------------------------------------------
Norway  0.3%
      21,234   EDB Business Partners, ASA(a)                                 [ZW]
279,586
-------------------------------------------------------------------------------------
Portugal  0.2%
       3,246   PT Multimedia Servicos SGPS. S.A.(a)                          [ZW]
163,488
-------------------------------------------------------------------------------------
South Korea  0.5%
       1,500   Samsung Electronics Co.(a)                                    [ZW]
409,031
-------------------------------------------------------------------------------------
Spain  0.6%
      17,349   Centros Comerciales Continente, S.A.                          [ZW]
313,983
     129,463   Tubacex, S.A.                                                 [ZW]
213,113
                                                                      [ZW]
--------------
                                                                             [ZW]
527,096
-------------------------------------------------------------------------------------
Sweden  1.5%
      54,615   Boss Media AB(a)                                              [ZW]
469,180
      24,375   Effnet Group AB(a)                                            [ZW]
146,850
       2,240   Enea Data AB                                                  [ZW]
376,865
      17,149   Framtidsfabriken AB                                           [ZW]
251,595
                                                                      [ZW]
--------------
                                                                           [ZW]
1,244,490
-------------------------------------------------------------------------------------
Switzerland  3.6%
         531   Adecco, S.A.(a)                                               [ZW]
420,407
      14,690   Carrier1 Intl., S.A.(a)                                       [ZW]
231,368
         999   Clariant, S.A.(a)                                             [ZW]
371,122

    See Notes to Financial Statements                                     11

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
------------------------------------------------------------------------------------------
                                                                      [ZW]
         694   Geberit International AG(a)                            $      [ZW]
223,578
       1,811   Gretag Imaging Group AG                                       [ZW]
344,460
         205   Mikron Holding AG(a)                                          [ZW]
154,627
         632   Saurer AG(a)                                                  [ZW]
360,628
         722   Swisslog Holding AG                                           [ZW]
336,882
         388   The Swatch Group AG(a)                                        [ZW]
476,236
                                                                      [ZW]
--------------
                                                                           [ZW]
2,919,308
-------------------------------------------------------------------------------------
Taiwan  0.3%
      91,200   United Microelectronics Corp., Ltd.                           [ZW]
276,767
-------------------------------------------------------------------------------------
United Kingdom  8.9%
     131,228   Aegis Group PLC                                               [ZW]
340,060
     253,098   Aggregate Industries PLC                                      [ZW]
259,050
      14,336   Amvescap PLC                                                  [ZW]
188,326
      38,180   Baltimore Technologies PLC(a)                                 [ZW]
263,073
      52,972   Berisford PLC                                                 [ZW]
261,845
      39,422   Billiton PLC                                                  [ZW]
134,044
      26,747   Bioglan Pharma PLC(a)                                         [ZW]
177,084
      21,948   Capita Group PLC                                              [ZW]
497,742
     114,406   Cattles PLC                                                   [ZW]
464,170
      43,438   Compass Group PLC                                             [ZW]
487,343
       8,714   Dialog Semiconductor PLC                                      [ZW]
423,810
       7,075   Energis PLC(a)                                                [ZW]
269,180
      65,401   Enterprise Oil PLC                                            [ZW]
467,289
      22,486   Geest PLC                                                     [ZW]
168,658
      11,901   Kewill Systems PLC(a)                                         [ZW]
154,734
     119,292   Mayflower Corp. PLC                                           [ZW]
314,043
      48,729   Mowlem (John) & Co. PLC                                        [ZW]
79,560
      37,175   Sage Group PLC (The)                                          [ZW]
361,114
     136,735   Scoot.Com PLC                                                 [ZW]
317,976
      60,372   Serco Group PLC                                               [ZW]
405,132
      26,008   Shire Pharma Group                                            [ZW]
385,678

    12                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
------------------------------------------------------------------------------------------
                                                                      [ZW]
     112,167   Skyepharma PLC(a)                                      $      [ZW]
157,514
     115,395   Synstar(a)                                                    [ZW]
202,580
      33,593   Thus PLC(a)                                                   [ZW]
155,234
      21,244   WPP Group PLC                                                 [ZW]
258,708
                                                                      [ZW]
--------------
                                                                           [ZW]
7,193,947
-------------------------------------------------------------------------------------
United States  52.0%
      30,700   Acer, Inc.(a)                                                 [ZW]
310,991
      22,200   Acxiom Corp.(a)                                               [ZW]
649,350
      48,100   Advanced Lighting Technologies, Inc.(a)                       [ZW]
502,044
       2,300   Airgate PCS, Inc.                                              [ZW]
69,431
      13,200   Allied Capital Corp.                                          [ZW]
225,225
      21,900   American Management Systems, Inc.(a)                          [ZW]
819,881
      46,700   AmeriSource Health Corp.(a)                                 [ZW]
1,138,312
      10,000   Anadigics, Inc.(a)                                            [ZW]
346,875
       9,000   Apollo Group, Inc.                                            [ZW]
261,563
      53,200   Applica, Inc.                                                 [ZW]
784,700
      17,400   Applied Power, Inc.                                           [ZW]
481,762
       4,440   Autonomy Corp. PLC(a)                                         [ZW]
481,740
      14,600   Banknorth Group, Inc.                                         [ZW]
203,488
       3,800   BJ Services Co.(a)                                            [ZW]
272,175
      10,500   Braun Consulting, Inc.                                        [ZW]
158,813
       7,100   Breezecom Ltd.(a)                                             [ZW]
175,281
      19,400   Bright Horizons Family Solutions, Inc.(a)                     [ZW]
328,588
      70,200   Brightpoint, Inc.(a)                                          [ZW]
820,462
       9,400   Carrier Access Corp.                                          [ZW]
347,947
      68,000   Cellstar Corp.(a)                                             [ZW]
191,250
      14,700   Centerpoint Properties Trust                                  [ZW]
539,306
       5,300   Cheap Tickets, Inc.(a)                                         [ZW]
66,581
      10,000   Checkfree Holdings Corp.(a)                                   [ZW]
418,125
      53,500   Cinar Corp.(a)(b)                                             [ZW]
374,500
      10,300   Claire's Stores, Inc.                                         [ZW]
208,575

    See Notes to Financial Statements                                     13

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
------------------------------------------------------------------------------------------
                                                                      [ZW]
      29,600   Clearnet Communications, Inc.                          $      [ZW]
851,000
      21,300   Click2Learn.Com, Inc.                                         [ZW]
255,600
       9,000   Commscope, Inc.                                               [ZW]
347,625
      13,600   Concord Camera Corp.                                          [ZW]
230,350
      33,260   Consolidated Products, Inc.(a)                                [ZW]
330,521
       3,400   Cubist Pharmaceuticals, Inc.                                   [ZW]
97,325
      13,800   Eaton Vance Corp.                                             [ZW]
600,300
       4,500   Electro Scientific Industries, Inc.(a)                        [ZW]
212,625
      37,400   Electronics Boutique Holdings Corp.                           [ZW]
521,263
      10,300   Emmis Communications Corp.(a)                                 [ZW]
351,488
      31,600   Enhance Financial Services Group, Inc.                        [ZW]
434,500
       6,900   Everest Reinsurance Group, Ltd.                               [ZW]
234,600
      24,500   Forest Oil Corp.(a)                                           [ZW]
390,469
      12,400   Furniture Brands International, Inc.(a)                       [ZW]
197,625
       8,400   G & K Services, Inc., Class A                                 [ZW]
210,000
      16,800   Galileo Technology Ltd.(a)                                    [ZW]
290,850
      73,500   Gaylord Container Corp.(a)                                    [ZW]
294,000
       6,400   Gentex Corp.(a)                                               [ZW]
198,400
       2,300   Gilead Sciences, Inc.(a)                                      [ZW]
125,781
      17,900   Glenayre Technologies, Inc.                                   [ZW]
146,556
       4,900   Graco, Inc.                                                   [ZW]
157,106
       5,100   Great Plains Software, Inc.(a)                                [ZW]
211,650
       2,100   Grupo Televisa S.A. (ADR)(a)                                  [ZW]
116,944
       9,400   Hall, Kinion & Associates Inc.                                [ZW]
239,700
      10,000   Hyperion Solutions Corp.(a)                                   [ZW]
313,750
      26,400   ICG Communications, Inc.(a)                                   [ZW]
496,650
      17,950   Imagex.Com, Inc.                                              [ZW]
104,334
      42,300   Imax Corp.(a)                                                 [ZW]
920,025
       8,700   Integrated Silicon Solution Co., Inc.                         [ZW]
258,281
      20,300   International Home Foods, Inc.                                [ZW]
345,100
      15,600   Intersil Holding Corp.(a)                                     [ZW]
610,350
      19,800   Jack in the Box, Inc.(a)                                      [ZW]
491,287
      16,400   Kilroy Realty Corp.(a)                                        [ZW]
375,150
      15,000   Lam Research Corp.(a)                                         [ZW]
481,875

    14                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
------------------------------------------------------------------------------------------
                                                                      [ZW]
      13,300   Liberty Property Trust                                 $      [ZW]
332,500
       3,600   Luminex Corp.                                                 [ZW]
110,700
      17,500   Mail-Well, Inc.(a)                                            [ZW]
164,063
      16,800   Marine Drilling Co., Inc.(a)                                  [ZW]
483,000
       6,900   Maverick Tube Corp.                                           [ZW]
242,794
      11,300   Media Metrix, Inc.(a)                                         [ZW]
314,988
      11,200   Metalink, Ltd.(a)                                             [ZW]
280,000
      24,800   Milacron, Inc.                                                [ZW]
392,150
      51,100   Modis Professional Services, Inc.                             [ZW]
523,775
      12,600   NCO Group, Inc.                                               [ZW]
300,825
       6,018   NDS Group PLC(a)                                              [ZW]
400,197
      27,000   Network Associates, Inc.(a)                                   [ZW]
590,625
       4,200   Neurocrine Biosciences, Inc.                                   [ZW]
89,250
       7,400   Newfield Exploration Co.(a)                                   [ZW]
309,875
      24,800   Northpoint Communications Group, Inc.(a)                      [ZW]
387,500
      25,500   Oak Technology, Inc.(a)                                       [ZW]
376,125
      19,500   Pacific Sunwear Of California                                 [ZW]
313,219
      16,900   Pairgain Technologies, Inc.(a)                                [ZW]
484,819
      11,800   Pentair, Inc.                                                 [ZW]
463,150
      18,800   Photonics, Inc.                                               [ZW]
451,200
      10,000   PRI Automation, Inc.(a)                                       [ZW]
513,906
       6,360   Priority Healthcare Corp.                                     [ZW]
324,360
      17,800   Quorum Health Group, Inc.                                     [ZW]
171,881
       8,659   Radian Group, Inc.                                            [ZW]
476,245
      21,000   Remec, Inc.                                                   [ZW]
712,687
      21,600   Renal Care Group, Inc.(a)                                     [ZW]
515,700
      34,100   Republic Services, Inc.                                       [ZW]
562,650
      17,500   Ross Stores, Inc.                                             [ZW]
369,688
      15,000   Rowan Companies, Inc.(a)                                      [ZW]
465,938
       5,400   Rural Celluar Corp.                                           [ZW]
363,150
       6,200   Safeguard Scientifics, Inc.                                   [ZW]
199,563
       3,100   SanDisk Corp.(a)                                              [ZW]
180,188
      19,900   Santa Fe Snyder Corp.(a)                                      [ZW]
251,238
      10,000   Sawtek Inc.                                                   [ZW]
643,125
       3,322   SCM Microsystems, Inc.                                        [ZW]
234,583

    See Notes to Financial Statements                                     15

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
------------------------------------------------------------------------------------------
                                                                      [ZW]
      28,600   Sinclair Broadcast Group, Inc.(a)                      $      [ZW]
235,950
       4,500   Skywest, Inc.                                                 [ZW]
171,563
      21,300   Speedway Motorsports Inc.                                     [ZW]
437,981
      26,300   Steiner Leisure Ltd.                                          [ZW]
557,231
       7,000   Swift Energy Co.                                              [ZW]
179,813
      24,000   Tech Data Corp.(a)                                            [ZW]
901,500
       8,700   Tektronix, Inc.                                               [ZW]
465,450
       3,200   Telefonos de Mexico S.A. (ADR)(a)                             [ZW]
155,800
      16,900   Teletech Holdings, Inc.                                       [ZW]
553,475
      21,600   Tower Automotive, Inc.(a)                                     [ZW]
299,700
       7,700   Tut Systems, Inc.(a)                                          [ZW]
398,475
      34,700   United Natural Foods, Inc.                                    [ZW]
524,837
       4,294   Uproar Ltd.                                                    [ZW]
28,113
      14,500   US Interactive, Inc.(a)                                       [ZW]
159,500
      12,700   US Unwired, Inc.                                              [ZW]
138,906
       9,800   Varian Semiconductor Equipment, Inc.                          [ZW]
467,338
       9,200   Veeco Instruments, Inc.(a)                                    [ZW]
414,000
      10,500   Western Wireless Corp.(a)                                     [ZW]
502,031
      23,800   Whole Foods Market, Inc.(a)                                   [ZW]
827,050
                                                                      [ZW]
--------------
                                                                          [ZW]
42,034,415
                                                                      [ZW]
--------------
               Total common stocks (cost US$69,292,921)                   [ZW]
74,760,687
-------------------------------------------------------------------------------------
PREFERRED STOCKS(a)  0.5%
Brazil
      15,700   Companhia Vale do Rio Doce (cost US$344,875)                  [ZW]
406,718
                                                                      [ZW]
--------------
WARRANTS(a)
-------------------------------------------------------------------------------------
Canada
               Sedna Geotech, Inc.
       6,600   Expiring 3/23/01 @ CAD [ZW]
0                                            0
-------------------------------------------------------------------------------------
Indonesia
               Bank Pan Indonesia
     123,900   Expiring 7/8/02 @ IDR 500                                       [ZW]
1,221
                                                                      [ZW]
--------------
               Total warrants (cost US$0)                                      [ZW]
1,221
                                                                      [ZW]
--------------

    16                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value [ZW]
(Note 1)
------------------------------------------------------------------------------------------
                                                                      [ZW]
RIGHTS(a)
-------------------------------------------------------------------------------------
Portugal
       3,246   PT Multimedia Servicos, SGPS, S.A.
                Expiring 6/9/00 @ EUR 0.58 (cost US$0)                $        [ZW]
1,761
                                                                      [ZW]
--------------
CORPORATE BOND  0.1%
Principal
Amount
(000)
                                                                      [ZW]
-------------------------------------------------------------------------------------
United States
$        409   Family Golf Centers, Inc.
                Subordinated Notes 5.75%, 10/15/04
                (cost US$121,363)                                             [ZW]
44,990
                                                                      [ZW]
--------------
               Total long-term investments (cost US$69,759,159)           [ZW]
75,215,377
                                                                      [ZW]
--------------
SHORT-TERM INVESTMENT  1.0%
-------------------------------------------------------------------------------------
Repurchase Agreement
$        795   Joint Repurchase Agreement Account,
                6.31%, 6/01/00 (cost US$795,000; Note 5)                     [ZW]
795,000
                                                                      [ZW]
--------------
               Total Investments  94.0%
                (cost US$70,554,159; Note 4)                              [ZW]
76,010,377
               Other assets in excess of liabilities  6.0%                 [ZW]
4,880,049
                                                                      [ZW]
--------------
               Net Assets  100%                                       $   [ZW]
80,890,426
                                                                      [ZW]
--------------
                                                                      [ZW]
--------------

------------------------------
(a) Non-income producing security.
(b) Fair valued security.
ADR-American Depository Receipt.
    See Notes to Financial Statements                                     17

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.
The industry classification of portfolio holdings and other net assets in excess of liabilities shown as a percentage of net assets as of May 31, 2000 was as follows:

                                                                        [ZW]
Computer Software & Services..........................................    12.4%
Telecommunications....................................................     8.2
Electronic Components.................................................     7.5
Food & Beverage.......................................................     4.5
Commercial Services...................................................     4.5
Semiconductors........................................................     4.5
Banks & Financial Services............................................     4.4
Retail................................................................     4.1
Oil & Gas Services....................................................     3.3
Machinery.............................................................     3.0
Distribution/Wholesalers..............................................     2.5
Medical Products & Services...........................................     2.4
Real Estate...........................................................     2.0
Building & Construction...............................................     1.9
Data Processing/Management............................................     1.8
Consumer Goods & Cyclicals............................................     1.8
Steel & Metals........................................................     1.7
Media.................................................................     1.7
Drugs & Medical Supplies..............................................     1.6
Restaurants...........................................................     1.4
Diversified Industries................................................     1.4
Auto Related..........................................................     1.3
Home Furnishings......................................................     1.2
Industrial Components.................................................     1.1
Human Resources.......................................................     1.1
Manufacturing.........................................................     1.1
Chemicals.............................................................     1.0
Leisure Sector........................................................     1.0
Aerospace/Defense.....................................................     0.9
Waste Management......................................................     0.7
Schools...............................................................     0.7
Oil & Gas-Production/Pipeline.........................................     0.7
Technology............................................................     0.6
Medical Technology....................................................     0.6
Health Services.......................................................     0.6
Paper & Forest Products...............................................     0.5

    18                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

                                                                        [ZW]
Radio & Television....................................................     0.4%
Pharmaceuticals.......................................................     0.4
Merchandising.........................................................     0.4
Containers & Packaging................................................     0.4
Publishing & Printing.................................................     0.4
Insurance-Property & Casualty.........................................     0.3
Photography...........................................................     0.3
Mineral Resources.....................................................     0.3
Exploration & Production..............................................     0.3
Agriculture & Plantation..............................................     0.3
Advertising...........................................................     0.3
Airlines..............................................................     0.2
Gas Utilities.........................................................     0.2
Repurchase Agreement..................................................     0.1
                                                                        ------
                                                                          94.0
Other assets in excess of liabilities.................................     6.0
                                                                        ------
                                                                         100.0%
                                                                        ------
                                                                        ------

    See Notes to Financial Statements                                     19

       Prudential Global Genesis Fund, Inc.
             Statement of Assets and Liabilities

                                                                     May 31, 2000
                                                                     [ZW]
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $70,554,159)                             $76,010,377
Foreign currency, at value (cost $1,688,213)                           1,639,799
Cash                                                                         827
Receivable for investments sold                                        4,115,612
Dividends and interest receivable                                        176,004
Receivable for Fund shares sold                                           29,091
Deferred expenses and other assets                                         2,824
                                                                     ------------
      Total assets                                                    81,974,534
                                                                     ------------
LIABILITIES
Payable for investments purchased                                        567,133
Accrued expenses and other liabilities                                   282,335
Payable for Fund shares purchased                                        132,117
Management fee payable                                                    71,837
Distribution fee payable                                                  19,860
Withholding taxes payable                                                 10,826
                                                                     ------------
      Total liabilities                                                1,084,108
                                                                     ------------
NET ASSETS                                                           $80,890,426
                                                                     ------------
                                                                     ------------
Net assets were comprised of:
   Common stock, at par                                              $    49,940
   Paid-in capital in excess of par                                   73,319,093
                                                                     ------------
                                                                      73,369,033
   Accumulated net investment loss                                       [ZW]
(10,826 )
   Accumulated net realized gain on investments                        2,155,551
   Net unrealized appreciation on investments and foreign
      currency transactions                                            5,376,668
                                                                     ------------
Net assets, May 31, 2000                                             $80,890,426
                                                                     ------------
                                                                     ------------

    20                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                     May 31, 2000
                                                                     [ZW]
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($34,888,573 / 2,024,652 shares of common stock issued and
      outstanding)                                                        $17.23
   Maximum sales charge (5% of offering price)                               .91
                                                                     ------------
   Maximum offering price to public                                       $18.14
                                                                     ------------
                                                                     ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($44,323,451 / 2,866,120 shares of common stock issued and
      outstanding)                                                        $15.46
                                                                     ------------
                                                                     ------------
Class C:
   Net asset value and redemption price per share
      ($986,692 / 63,805 shares of common stock issued and
      outstanding)                                                        $15.46
   Sales charge (1% of offering price)                                       .16
                                                                     ------------
   Offering price to public                                               $15.62
                                                                     ------------
                                                                     ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($691,710 / 39,446 shares of common stock issued and
      outstanding)                                                        $17.54
                                                                     ------------
                                                                     ------------

    See Notes to Financial Statements                                     21

       Prudential Global Genesis Fund, Inc.
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                     May 31, 2000
                                                                     [ZW]
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $80,495)           $   666,079
   Interest                                                              168,790
                                                                     ------------
      Total income                                                       834,869
                                                                     ------------
Expenses
   Management fee                                                        843,758
   Distribution fee--Class A                                              89,346
   Distribution fee--Class B                                             443,841
   Distribution fee--Class C                                               8,723
   Transfer agent's fees and expenses                                    280,000
   Custodian's fees and expenses                                         278,000
   Reports to shareholders                                                60,000
   Registration fees                                                      45,000
   Audit fees                                                             32,000
   Directors' fees and expenses                                           20,000
   Legal fees and expenses                                                20,000
   Miscellaneous                                                           5,999
                                                                     ------------
      Total expenses                                                   2,126,667
                                                                     ------------
Net investment loss                                                   [ZW]
(1,291,798 )
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            19,559,127
   Foreign currency transactions                                         [ZW]
(94,986 )
   Financial futures contracts                                           153,601
                                                                     ------------
                                                                      19,617,742
                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         1,242,287
   Foreign currencies                                                   [ZW]
(317,801 )
                                                                     ------------
                                                                         924,486
                                                                     ------------
Net gain on investments and foreign currencies                        20,542,228
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $19,250,430
                                                                     ------------
                                                                     ------------

    22                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Changes in Net Assets

                                                        Year Ended May 31,
                                               [ZW]
------------------------------------
                                                    2000                1999
-----------------------------------------------------------------------------------
                                                                 [ZW]
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                          $ (1,291,798)       $ (1,126,573)
   Net realized gain (loss) on investments
      and foreign currency transactions           19,617,742         (13,226,899)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                             924,486          (1,275,835)
                                               --------------    [ZW]
------------------
   Net increase (decrease) in net assets
      resulting from operations                   19,250,430         (15,629,307)
                                               --------------    [ZW]
------------------
   Distributions from net realized gain on
      investments (Note 1)
      Class A                                             --          (1,572,601)
      Class B                                             --          (2,669,626)
      Class C                                             --             (43,207)
      Class Z                                             --             (13,402)
                                               --------------    [ZW]
------------------
                                                          --          (4,298,836)
                                               --------------    [ZW]
------------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                  76,263,455          36,835,124
   Net asset value of shares issued in
      reinvestment of distributions                       --           4,115,350
   Cost of shares reacquired                     (91,145,311)        (77,430,853)
                                               --------------    [ZW]
------------------
   Net decrease in net assets from Fund
      share transactions                         (14,881,856)        (36,480,379)
                                               --------------    [ZW]
------------------
Total increase (decrease)                          4,368,574         (56,408,522)
NET ASSETS
Beginning of year                                 76,521,852         132,930,374
                                               --------------    [ZW]
------------------
End of year                                     $ 80,890,426        $ 76,521,852
                                               --------------    [ZW]
------------------
                                               --------------    [ZW]
------------------

    See Notes to Financial Statements                                     23

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements
      Prudential Global Genesis Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Security Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    24

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year.
      Net realized gain (loss) on foreign currency transactions represent net foreign exchange gains (losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.
      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery
                                                                          25

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign interest, dividends and realized and unrealized capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains on such securities.
      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, accounting for passive foreign investment companies and foreign currency transactions.
      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position
    26

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
was to decrease accumulated net investment loss by $1,300,975, decrease accumulated net realized gain on investments by $1,287,011 and decrease paid-in capital in excess of par by $13,964 for differences in the treatment of certain transactions involving foreign securities, currencies, tax operating losses and withholding taxes for the year ended May 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective May 3, 2000 such expenses for the Fund were .25 of 1%, of the average daily net assets of the Class A, B and C shares. Prior to May 3, 2000, such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively.
      PIMS has advised the Fund that it received approximately $26,700 and $1,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 2000. From these fees, PIMS paid such sales
                                                                          27

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the year ended May 31, 2000, it received approximately $78,400 and $100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended May 31, 2000.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended May 31, 2000, the Fund incurred fees of approximately $223,400 for the services of PMFS. As of May 31, 2000, approximately $18,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 2000 aggregated $145,480,395 and $166,002,427, respectively.
      The federal income tax basis of the Fund's investments at May 31, 2000 was $71,360,250 and accordingly, net unrealized appreciation for federal income tax purposes was $4,650,127 (gross unrealized appreciation--$12,743,623; gross unrealized depreciation--$8,093,496).
      For federal income tax purposes, the Fund had a capital loss carryforward of approximately $12,065,000, of which the entire amount was utilized as of May 31, 2000. The Fund elected to treat net currency losses of approximately $501,000
    28

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
incurred in the seven month period ended May 31, 2000 as having occurred in the following fiscal year.
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At May 31, 2000, the Fund had an
 .09% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $795,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:
      ABN AMRO Incorporated, 6.37%, in the principal amount of $110,000,000, repurchase price $110,019,464, due 6/1/00. The value of the collateral including accrued interest was $112,200,491.
      Bear, Stearns & Co. Inc., 6.37%, in the principal amount of $130,000,000, repurchase price $130,023,003, due 6/1/00. The value of the collateral including accrued interest was $133,856,194.
      Chase Securities Inc., 6.15%, in the principal amount of $114,985,000, repurchase price $115,004,643, due 6/1/00. The value of the collateral including accrued interest was $117,289,066.
      Credit Suisse First Boston Corp., 6.40%, in the principal amount of $90,000,000, repurchase price $90,016,000, due 6/1/00. The value of the collateral including accrued interest was $93,252,694.
      Salomon Smith Barney, Inc., 6.38%, in the principal amount of $220,000,000, repurchase price $220,038,989, due 6/1/00. The value of the collateral including accrued interest was $224,578,626.
      Warburg Dillon Reed LLC, 6.20%, in the principal amount of $200,000,000, repurchase price $200,034,444, due 6/1/00. The value of the collateral including accrued interest was $204,004,940.
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven
                                                                          29

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.
years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.
      Transactions in shares of common stock were as follows:

Class A                                                         Shares        [ZW]
Amount
------------------------------------------------------------  ----------   [ZW]
------------
Year ended May 31, 2000:
Shares sold                                                    3,408,423   $ [ZW]
57,571,896
Shares reacquired                                             (3,816,731)   [ZW]
(64,857,599)
                                                              ----------   [ZW]
------------
Net decrease in shares outstanding before conversion            (408,308)    [ZW]
(7,285,703)
Shares issued upon conversion from Class B                       197,069      [ZW]
3,333,863
                                                              ----------   [ZW]
------------
Net decrease in shares outstanding                              (211,239)  $ [ZW]
(3,951,840)
                                                              ----------   [ZW]
------------
                                                              ----------   [ZW]
------------
Year ended May 31, 1999:
Shares sold                                                    1,307,033   $ [ZW]
17,119,393
Shares issued in reinvestment of distributions                   125,209      [ZW]
1,518,783
Shares reacquired                                             (2,413,140)   [ZW]
(31,601,691)
                                                              ----------   [ZW]
------------
Net decrease in shares outstanding before conversion            (980,898)   [ZW]
(12,963,515)
Shares issued upon conversion from Class B                       229,265      [ZW]
3,092,944
                                                              ----------   [ZW]
------------
Net decrease in shares outstanding                              (751,633)  $ [ZW]
(9,870,571)
                                                              ----------   [ZW]
------------
                                                              ----------   [ZW]
------------
Class B
------------------------------------------------------------
Year ended May 31, 2000:
Shares sold                                                    1,193,626   $ [ZW]
17,448,044
Shares reacquired                                             (1,741,185)   [ZW]
(25,355,226)
                                                              ----------   [ZW]
------------
Net decrease in shares outstanding before conversion            (547,559)    [ZW]
(7,907,182)
Shares reacquired upon conversion into Class A                  (218,729)    [ZW]
(3,333,863)
                                                              ----------   [ZW]
------------
Net decrease in shares outstanding                              (766,288)  [ZW]
$(11,241,045)
                                                              ----------   [ZW]
------------
                                                              ----------   [ZW]
------------
Year ended May 31, 1999:
Shares sold                                                    1,636,557   $ [ZW]
19,242,095
Shares issued in reinvestment of distributions                   231,285      [ZW]
2,544,131
Shares reacquired                                             (3,767,958)   [ZW]
(44,643,135)
                                                              ----------   [ZW]
------------
Net decrease in shares outstanding before conversion          (1,900,116)   [ZW]
(22,856,909)
Shares reacquired upon conversion into Class A                  (251,572)    [ZW]
(3,092,944)
                                                              ----------   [ZW]
------------
Net decrease in shares outstanding                            (2,151,688)  [ZW]
$(25,949,853)
                                                              ----------   [ZW]
------------
                                                              ----------   [ZW]
------------

    30

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                         Shares        [ZW]
Amount
------------------------------------------------------------  ----------   [ZW]
------------
Year ended May 31, 2000:
Shares sold                                                       24,390   $    [ZW]
394,459
Shares reacquired                                                (24,274)      [ZW]
(388,480)
                                                              ----------   [ZW]
------------
Net increase in shares outstanding                                   116   [ZW]
$      5,979
                                                              ----------   [ZW]
------------
                                                              ----------   [ZW]
------------
Year ended May 31, 1999:
Shares sold                                                       19,424   $    [ZW]
223,833
Shares issued in reinvestment of distributions                     [ZW]
3,823         42,055
Shares reacquired                                                (44,892)      [ZW]
(538,422)
                                                              ----------   [ZW]
------------
Net decrease in shares outstanding                               (21,645)  $   [ZW]
(272,534)
                                                              ----------   [ZW]
------------
                                                              ----------   [ZW]
------------
Class Z
------------------------------------------------------------
Year ended May 31, 2000:
Shares sold                                                       49,449   $    [ZW]
849,056
Shares reacquired                                                (29,221)      [ZW]
(544,006)
                                                              ----------   [ZW]
------------
Net increase in shares outstanding                                20,228   $    [ZW]
305,050
                                                              ----------   [ZW]
------------
                                                              ----------   [ZW]
------------
Year ended May 31, 1999:
Shares sold                                                       19,195   $    [ZW]
249,803
Shares issued in reinvestment of distributions                       [ZW]
844         10,381
Shares reacquired                                                (48,824)      [ZW]
(647,605)
                                                              ----------   [ZW]
------------
Net decrease in shares outstanding                               (28,785)  $   [ZW]
(387,421)
                                                              ----------   [ZW]
------------
                                                              ----------   [ZW]
------------

Note 7. Proposed Reorganization
On May 2, 2000, the Directors' of the Fund approved an Agreement and Plan of Reorganization (the 'Plan'), which provides for the transfer of all of the assets of Prudential Global Genesis Fund, Inc. to Prudential World Fund, Inc. - Prudential Global Growth Fund in exchange for Class A, B, C and Z shares of the Global Growth Fund and the Global Growth Fund's assumption of the liabilities of the Global Genesis Fund.
      The Plan is subject to approval by the shareholders of the Global Genesis Fund at a shareholder meeting scheduled in September 2000. If the Plan is approved, it is expected that the reorganization will take place shortly thereafter. The Global Genesis Fund and the Global Growth Fund will each bear their pro-rata share of the costs of the reorganization, including cost of proxy solicitation.
                                                                          31

       Prudential Global Genesis Fund, Inc.
             Financial Highlights

                                                                       Class A
                                                                   [ZW]
---------------
                                                                     Year Ended
                                                                   May 31, [ZW]
2000(b)
----------------------------------------------------------------------------------------
                                                                   [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 13.68
                                                                   [ZW]
---------------
Income from investment operations
Net investment income (loss)                                              (.19)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.74
                                                                   [ZW]
---------------
      Total from investment operations                                    3.55
                                                                   [ZW]
---------------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                   [ZW]
---------------
      Total distributions                                                   --
                                                                   [ZW]
---------------
Net asset value, end of year                                           $ 17.23
                                                                   [ZW]
---------------
                                                                   [ZW]
---------------
TOTAL RETURN(c):                                                         25.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $34,889
Average net assets (000)                                               $35,738
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.13%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment income (loss)                                          (1.14)%
For Class A, B, C and Z shares:
Portfolio turnover rate                                                    184%

------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
-------------------------------------------------------------------------------------
                                                               [ZW]
    $  15.82             $  21.30             $  21.74             $  18.44
    --------             --------             --------             --------
        (.10)                (.20)                (.14)                 .05(a)
       (1.44)                1.37                 1.45                 3.34
    --------             --------             --------             --------
       (1.54)                1.17                 1.31                 3.39
    --------             --------             --------             --------
          --                   --                   --                 (.09)
        (.60)               (6.65)               (1.75)                  --
    --------             --------             --------             --------
        (.60)               (6.65)               (1.75)                (.09)
    --------             --------             --------             --------
    $  13.68             $  15.82             $  21.30             $  21.74
    --------             --------             --------             --------
    --------             --------             --------             --------
       (9.25)%               9.81%                6.74%               18.41%
    $ 30,578             $ 47,259             $ 57,032             $ 47,617
    $ 35,179             $ 50,309             $ 47,563             $ 45,070
        2.03%                1.88%                1.91%                1.79%(a)
        1.78%                1.63%                1.66%                1.54%(a)
        (.77)%               (.71)%               (.49)%                .26%(a)
         156%                 198%                  60%                  44%

    See Notes to Financial Statements                                     33

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   [ZW]
---------------
                                                                     Year Ended
                                                                   May 31, [ZW]
2000(b)
----------------------------------------------------------------------------------------
                                                                   [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 12.36
                                                                   [ZW]
---------------
Income from investment operations
Net investment (loss)                                                     (.27)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.37
                                                                   [ZW]
---------------
      Total from investment operations                                    3.10
                                                                   [ZW]
---------------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                   [ZW]
---------------
      Total distributions                                                   --
                                                                   [ZW]
---------------
Net asset value, end of year                                           $ 15.46
                                                                   [ZW]
---------------
                                                                   [ZW]
---------------
TOTAL RETURN(c):                                                         25.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $44,323
Average net assets (000)                                               $47,120
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.82%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment (loss)                                                 (1.83)%

------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    34                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
-------------------------------------------------------------------------------------
                                                               [ZW]
    $  14.47             $  20.18             $  20.87             $  17.84
    --------         ----------------     ----------------     ----------------
        (.18)                (.26)                (.33)                (.09)(a)
       (1.33)                1.20                 1.39                 3.21
    --------         ----------------     ----------------     ----------------
       (1.51)                 .94                 1.06                 3.12
    --------         ----------------     ----------------     ----------------
          --                   --                   --                 (.09)
        (.60)               (6.65)               (1.75)                  --
    --------         ----------------     ----------------     ----------------
        (.60)               (6.65)               (1.75)                (.09)
    --------         ----------------     ----------------     ----------------
    $  12.36             $  14.47             $  20.18             $  20.87
    --------         ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------
       (9.92)%               9.04%                5.83%               17.51%
    $ 44,890             $ 83,669             $120,067             $155,292
    $ 55,679             $101,836             $133,073             $154,566
        2.78%                2.63%                2.66%                2.54%(a)
        1.78%                1.63%                1.66%                1.54%(a)
       (1.51)%              (1.48)%              (1.26)%               (.48)%(a)

    See Notes to Financial Statements                                     35

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   [ZW]
---------------
                                                                     Year Ended
                                                                   May 31, [ZW]
2000(b)
----------------------------------------------------------------------------------------
                                                                   [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 12.36
                                                                       -------
Income from investment operations
Net investment income (loss)                                              (.27)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.37
                                                                       -------
      Total from investment operations                                    3.10
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                           $ 15.46
                                                                       -------
                                                                       -------
TOTAL RETURN(c):                                                         25.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $   987
Average net assets (000)                                               $   933
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.82%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment (loss)                                                 (1.82)%

------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    36                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
-------------------------------------------------------------------------------------
                                                               [ZW]
     $14.47               $20.18               $20.87               $17.84
    -------              -------              -------              -------
       (.18)                (.26)                (.27)                (.08)(a)
      (1.33)                1.20                 1.33                 3.20
    -------              -------              -------              -------
      (1.51)                 .94                 1.06                 3.12
    -------              -------              -------              -------
         --                   --                   --                 (.09)
       (.60)               (6.65)               (1.75)                  --
    -------              -------              -------              -------
       (.60)               (6.65)               (1.75)                (.09)
    -------              -------              -------              -------
     $12.36               $14.47               $20.18               $20.87
    -------              -------              -------              -------
    -------              -------              -------              -------
      (9.92)%               9.04%                5.83%               17.51%
     $  787               $1,234               $1,874               $2,275
     $  895               $1,739               $1,958               $1,809
       2.78%                2.63%                2.66%                2.54%(a)
       1.78%                1.63%                1.66%                1.54%(a)
      (1.53)%              (1.43)%              (1.24)%               (.44)%(a)

    See Notes to Financial Statements                                     37

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                             Class Z
                                       [ZW]
----------------------------------------------------
                                                                              [ZW]
September 16,
                                                                                 [ZW]
1996(c)
                                               Year Ended May [ZW]
31,                Through
                                       [ZW]
----------------------------------        May 31,
                                        2000(a)       1999(a)      [ZW]
1998           1997
-------------------------------------------------------------------------------------------
                                                                              [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $13.89       $ 16.01     $ [ZW]
21.39        $ 20.46
                                       ----------     -------     -------     [ZW]
-------------
Income from investment operations
Net investment income (loss)               (.16)         (.06)       [ZW]
(.38)           .03
Net realized and unrealized gain
   (loss) on investment and
   foreign currency transactions           3.81         (1.46)       [ZW]
1.65           2.65
                                       ----------     -------     -------     [ZW]
-------------
      Total from investment
      operations                           3.65         (1.52)       [ZW]
1.27           2.68
                                       ----------     -------     -------     [ZW]
-------------
Less distributions
Distributions from net realized
   gain on investments                       --          (.60)      [ZW]
(6.65)         (1.75)
                                       ----------     -------     -------     [ZW]
-------------
      Total distributions                    --          (.60)      [ZW]
(6.65)         (1.75)
                                       ----------     -------     -------     [ZW]
-------------
Net asset value, end of period           $17.54       $ 13.89     $ [ZW]
16.01        $ 21.39
                                       ----------     -------     -------     [ZW]
-------------
                                       ----------     -------     -------     [ZW]
-------------
TOTAL RETURN(b):                          26.21%        (9.01)%     [ZW]
10.22%         13.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $  692       $   267     $   [ZW]
768        $   603
Average net assets (000)                 $  585       $   388     $   [ZW]
662        $   188
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                         1.88%         1.78%       [ZW]
1.63%          1.66%(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                         1.88%         1.78%       [ZW]
1.63%          1.66%(d)
   Net investment loss                     (.91)%        (.46)%      [ZW]
(.43)%         (.87)%(d)

------------------------------
(a) Calculated based upon average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
    38                                     See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Report of Independent Accountants
To the Board of Directors and Shareholders of
Prudential Global Genesis Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Genesis Fund, Inc. (the 'Fund') at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
As described in Note 7 to the financial statements, on May 2, 2000, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential World Fund, Inc. - Prudential Global Growth Fund.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 2000
    See Notes to Financial Statements                                     39

Prudential Global Genesis Fund, Inc.
Prudential Mutual Funds
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com                 (800) 225-1852

Annual Report   May 31, 2000

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Global Genesis Fund, Inc.

Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00

                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       19.65%      8.55%        8.55%          8.41%
Without Sales Charge    25.95%      9.67%        9.11%          8.95%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Global
Genesis Fund, Inc. (Class A shares) with a similar investment in the Morgan Stanley Capital
International World Index (MSCI World Index) by portraying the initial account value at the beginning of the ten-year period for Class A shares, and the account value at the end of the current fiscal year (May 31, 2000), as measured on a quarterly basis, beginning in May
1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years for the past ten years in terms of total annual return.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.
The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com              (800) 225-1852

Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00

                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      20.08%       8.70%       8.28%         9.38%
Without Sales Charge   25.08%       8.85%       8.28%         9.38%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Global Genesis Fund,
Inc. (Class B shares) with a similar investment in the Morgan Stanley Capital International World Index (MSCI
World Index) by portraying the initial account value at the beginning of the ten-year period for Class B shares, and the account value at the end of the current fiscal year (May 31, 2000), as measured on a quarterly basis, beginning in May 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on May 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years for the past ten years in terms of total annual return.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.

The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Global Genesis Fund, Inc.

Class C     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      22.83%       8.63%        N/A            6.81%
Without Sales Charge   25.08%       8.85%        N/A            7.00%


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Global Genesis Fund,
Inc. (Class C shares) with a similar investment in the Morgan Stanley Capital International World Index (MSCI
World Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (May
31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on May 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.
The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com                   (800) 225-1852

Class Z     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 5/31/00

                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       26.21%       N/A          N/A           10.38%
Without Sales Charge    26.21%       N/A          N/A           10.38%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Global Genesis Fund,
Inc. (Class Z shares) with a similar investment in the Morgan Stanley Capital International World Index (MSCI
World Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (May
31, 2000), as measured on a quarterly basis, beginning in September 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada,
Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI
World Index. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may be very different from those in the Fund. The total returns of the Index would be lower if they included the effect of any sales charges.

The Index is not the only one that may be used to characterize performance of Global Stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols   NASDAQ    CUSIP
     Class A   PRAGX   744333105
     Class B   PRGGX   744333204
     Class C   PCGGX   744333303
     Class Z   PZGGX   744333402

MF136E

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